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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                           ---------------------------


                        Date of Report: January 17, 2002





                          BRIGGS & STRATTON CORPORATION
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             (Exact name of registrant as specified in its charter)



Wisconsin                                1-1370                 39-0182330
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(State or other jurisdiction of      (Commission File       (I.R.S. Employer
 incorporation or organization)          Number)           Identification No.)



               12301 West Wirth Street, Wauwatosa, Wisconsin 53222
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (414) 259-5333


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         On January 17, 2002, Briggs & Stratton Corporation announced its second quarter financial results in the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  Exhibit
                  Number          Exhibit
                  ------          -------
                  99.1            Press Release dated January 17, 2002.
                                  (Filed herewith.)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BRIGGS & STRATTON CORPORATION



Date: January 30, 2002                By: /s/ James E. Brenn
                                          --------------------------------------
                                          James E. Brenn, Senior Vice President
                                          and Chief Financial Officer


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                          BRIGGS & STRATTON CORPORATION
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-1370)

                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K
                        DATE OF REPORT: JANUARY 17, 2002



                                         INCORPORATED HEREIN           FILED
EXHIBIT NO.    DESCRIPTION                  BY REFERENCE TO          HEREWITH
-----------    -----------                  ---------------          --------
  99.1         Press release dated                                       X
               January 17, 2002